Exhibit 10.1

■	Kost Forer Gabbay & Kasierer	■	Phone: 972-3-6232525
	3 Aminadav St. Tel-Aviv 67067, Israel		Fax: 972-3-5622555

June 30, 2005

CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-89832) of our report dated March 20, 2005, with respect to the consolidated financial statements of Matav Cable Systems Media Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2004.

Tel-Aviv, Israel June 30, 2005	/s/ KOST FORER GABBAY & KASIERER —————————————— KOST FORER GABBAY & KASIERER A Member of Ernst & Young Global